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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2001

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)
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
      Delaware                                  001-16167                          43-1878297
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 (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
         Incorporation)
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                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release, dated February 6, 2001, issued by Monsanto
                  Company
         99.2 Slide presentation by the Chief Executive Officer of Monsanto Company, dated February 6, 2001

ITEM 9. REGULATION FD DISCLOSURE

         On February 6, 2001, Monsanto Company's Chief Executive Officer will speak at the Goldman Sachs & Co. Fifth Annual AgChemicals/AgBiotechnology Conference. A press release dated February 6, 2001, issued by Monsanto Company, and a slide presentation given at the conference, are attached to this report as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2001
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                                          MONSANTO COMPANY



                                          By: /s/ Terrell K. Crews
                                             -----------------------------------
                                          Name:  Terrell K. Crews
                                                 Executive Vice President, Chief
                                                 Financial Officer
                                                 (Principal Financial Officer)



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                                  EXHIBIT INDEX


Exhibit
Number            Description

99.1         Press release, dated February 6, 2001, issued by Monsanto Company

99.2 Slide presentation by the Chief Executive Officer of Monsanto Company, dated February 6, 2001